UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Mattress Firm Holding Corp., a Delaware corporation (the “Company”), is filing this Amendment No. 1 to its Current Report on Form 8-K (this “report” or this “Form 8-K/A”), originally filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2012 (the “Initial Filing”) to report under Item 2.01 thereof that it had completed its acquisition of MGHC Holding Corporation (“Mattress Giant”), a Delaware corporation and parent company of Mattress Giant Corporation, a Texas corporation. In response to Items 9.01(a) and (b) of the Initial Filing, the Company stated that it would file the required audited and unaudited interim historical financial statements of Mattress Giant and the unaudited pro forma financial information of the Company by amendment. This Form 8-K/A is being filed to provide the required audited and unaudited interim historical financial statements of Mattress Giant and the unaudited pro forma financial information of the Company.

Item 9.01               Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Mattress Giant for each of the years in the three-year period ended December 31, 2011 and as of January 1, 2011 and December 31, 2011, as well as the unaudited consolidated financial statements of Mattress Giant for the thirteen weeks ended April 2, 2011 and March 31, 2012 and as of March 31, 2012, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The consent of McGladrey LLP, Mattress Giant’s registered public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of May 1, 2012 and the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended January 31, 2012 and for the thirteen weeks ended May 1, 2012, in each case reflecting, on a pro forma basis, the acquisition of Mattress Giant, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)       Exhibits.

2.1	Stock Purchase Agreement, dated as of April 9, 2012, by and among Mattress Firm, Inc., the sellers party thereto and FS Equity Partners V, L.P., as seller representative*

23.1	Consent of McGladrey LLP**

99.1	Press Release of Mattress Firm Holding Corp. dated May 2, 2012*

99.2

Audited Consolidated Financial Statements of MGHC Holding Corporation for Each of the Years in the Three-Year Period Ended December 31, 2011 and as of January 1, 2011 and December 31, 2011, and Unaudited Consolidated Financial Statements of MGHC Holding Corporation for the Thirteen Weeks Ended April 2, 2011 and March 31, 2012 and as of March 31, 2012**

99.3

Unaudited Pro Forma Condensed Combined Balance Sheet of Mattress Firm Holding Corp. as of May 1, 2012 and Unaudited Pro Forma Condensed Combined Statement of Operations of Mattress Firm Holding Corp. for the Fiscal Year Ended January 31, 2012 and for the Thirteen Weeks Ended May 1, 2012**

*                     Previously filed.

**              Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: June 29, 2012	By:	/s/ James R. Black
James R. Black
Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of April 9, 2012, by and among Mattress Firm, Inc., the sellers party thereto and FS Equity Partners V, L.P., as seller representative.*

23.1	Consent of McGladrey LLP**

99.1	Press Release of Mattress Firm Holding Corp. dated May 2, 2012.*

99.2

Audited Consolidated Financial Statements of MGHC Holding Corporation for Each of the Years in the Three-Year Period Ended December 31, 2011 and as of January 1, 2011 and December 31, 2011, and Unaudited Consolidated Financial Statements of MGHC Holding Corporation for the Thirteen Weeks Ended April 2, 2011 and March 31, 2012 and as of March 31, 2012**

99.3

Unaudited Pro Forma Condensed Combined Balance Sheet of Mattress Firm Holding Corp. as of May 1, 2012 and Unaudited Pro Forma Condensed Combined Statement of Operations of Mattress Firm Holding Corp. for the Fiscal Year Ended January 31, 2012 and for the Thirteen Weeks Ended May 1, 2012**

*                     Previously filed.

**              Filed herewith.

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